UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2004

ENDWAVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31635 (Commission File No.)	95-4333817 (IRS Employer Identification No.)

776 Palomar Avenue
Sunnyvale, California 94085

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (408) 522-3100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
ITEM 7.01. REGULATION FD DISCLOSURE
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 16.01
EXHIBIT 99.1

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

     (b) As disclosed on the current report on Form 8-K filed with the Securities and Exchange Commission on September 24, 2004 (the “Prior 8-K”), Ernst & Young LLP (“E&Y”) resigned as Endwave Corporation’s (the “Company”) independent registered public accounting firm effective upon the completion of services related to the review of the Company’s interim financial statements for the quarter ending September 30, 2004. On October 7, 2004, the audit committee of the board of directors of the Company unanimously authorized the engagement of independent registered public accounting firm Burr, Pilger & Mayer LLP (“BPM”) to (i) review the Company’s interim financial statements for the quarter ended September 30, 2004, and (ii) audit the Company’s financial statements for the fiscal year ending December 31, 2004. As such, E&Y’s resignation was given immediate effect. The audit committee authorized E&Y’s immediate resignation.

     The reports of E&Y on the Company’s financial statements as of and for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company’s most recent two years ended December 31, 2003 and 2002 and the subsequent interim period there were no disagreements between E&Y and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, that, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

     Prior to the engagement of BPM, neither the Company nor anyone acting on its behalf consulted BPM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement with the prior accountants or a reportable event.

     The Company has provided a copy of this Report to E&Y and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this item. E&Y furnished such a letter, dated October 11, 2004, a copy of which is attached hereto as Exhibit 16.01.

ITEM 7.01. REGULATION FD DISCLOSURE

     On October 12, 2004, the Company issued a press release announcing the appointment of BPM. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits:

Exhibit
No.	Exhibit Title
16.01	Letter dated October 11, 2004 to the Securities and Exchange Commission from Ernst & Young LLP.
99.1	Press Release dated October 12, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDWAVE CORPORATION
Dated: October 11, 2004	By:	/s/ Julianne M. Biagini
Julianne M. Biagini
		Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
No.	Description
16.01	Letter dated October 11, 2004 to the Securities and Exchange Commission from Ernst & Young LLP.
99.1	Press Release dated October 12, 2004.